                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 1998


                            MERITOR AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    1-13093                 38-3354643
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File No.)            Identification No.)

                              2135 West Maple Road
                                 Troy, Michigan
                    (Address of principal executive offices)


                                   48084-7186
                                   (Zip code)


Registrant's telephone number, including area code:  (248) 435-1000

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  23a Consent of David W. Greenfield, Esq. Senior Vice President, General Counsel & Secretary of Meritor

                  23b Consent of M. Lee Murrah, Esq., Assistant General Counsel of Meritor.




                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MERITOR AUTOMOTIVE, INC.



                                            By: /s/ Thomas J. Joyce
                                                ----------------------------
                                                Thomas J. Joyce
                                                Vice President and Treasurer

Date: August 6, 1998